Exhibit 99.1

March 30, 2011

EXPLORATION NEWS RELEASE

EL GALLO CONTINUES TO EXPAND EAST & SOUTH

NEW HIGH GRADE MINERALIZATION DISCOVERED IN TWO AREAS

TORONTO, ONTARIO (March 30, 2011) US GOLD CORPORATION (NYSE: UXG) (TSX: UXG) is pleased to announce drilling continues to expand the size of the silver-gold resource and upgrade the inferred mineralization at the El Gallo Project in Sinaloa State, Mexico. In addition, drilling has intersected high grade mineralization 400 meters (m) (1,300 feet (ft)) southwest of the El Gallo resource. Also, drilling on the recently discovered Alamo vein has encountered mineralization 150 m (500 ft) south of the previous exploration.

EXPLORATION HIGHLIGHTS

El Gallo & Surrounding Area:

•                  Drilling continues to expand the Main Zone resource further to the east and south.  Intersections include: 132.4 gpt silver over 9.1 m, 115.9 gpt silver over 9.5 m and 423.0 gpt silver over 3.5 m.

•                  Infill drilling, designed to upgrade inferred mineralization to the measured and indicated categories continues to meet expectations: 211.6 gpt silver over 14.2 m and 83.9 gpt silver over 14.0 m.

•                  High grade silver-gold mineralization discovered 400 m (1,300 ft) southwest of the El Gallo resource: 2,400 gpt silver and 39.3 gpt gold over 0.6 m.

Alamo (7 km North of El Gallo):

•                  High grade gold mineralization intersected 150 m (500 ft) south of the previous drilling: 18.2 gpt gold over 2.0 m and 20.3 gpt gold over 0.8 m.

•                  An extensive drill program is currently underway at several of the new veins in order for them to be included into an updated resource estimate, which is expected by year-end. Assays results for these veins will be released in approximately three weeks.

“With a $30 million exploration program over the next two years, a large land package and multiple new discoveries at and around El Gallo, the potential to expand the resource looks excellent.  We are pushing aggressively to grow   the size of the project as we move it through feasibility and towards production,” stated Rob McEwen, Chairman and CEO.

El Gallo Resource Expanded to the East and South (Fig. 2 and 3)

Drilling at El Gallo continues to focus on growing the size of the resource and upgrading inferred mineralization to the measured and indicated categories.  Drilling to expand the known mineralization occurred in the eastern area of the Main Zone. Holes GAX-276, GAX-277, GAX-278 expanded the mineralization encountered in hole GAX-282 (released March 8, 2011), which returned 233.3 gpt silver over 12.4 meters, by approximately 30 m (100 ft).  Also,

GAX-275 intersected encouraging mineralization, expanding the resource by 30 m (100 ft) to the south. Additional drilling to follow-up on these results is underway.

Infill drilling continues to meet expectations, increasing the confidence associated with the inferred mineralization. The results of this drilling will be incorporated into an updated resource and initial reserve estimate due at year-end.

Hole #	Silver	Length	From	Silver	Length	From
	(gpt)	(meters)	(meters)	(opt)	(feet)	(feet)
Expansion
GAX-275	115.9	9.5	111.5	3.4	31.2	365.8
Including	586.0	1.4	113.4	17.1	4.6	372.0
And	109.4	5.0	144.5	3.2	16.4	474.1

GAX-276	508.0	1.1	106.3	14.8	3.6	348.8

GAX-277	132.4	9.1	119.9	3.9	29.9	393.4
Including	240.8	3.6	121.0	7.0	11.8	397.0

GAX-278	423.0	3.5	110.5	12.3	11.5	362.5
Including	1,270.0	1.1	112.1	37.0	3.6	367.8

GAX-286	293.8	1.8	27.2	8.7	5.9	89.3
Including	411.0	0.8	27.2	12.0	2.6	89.3

Infill
GAX-279	63.7	10.6	32.3	1.9	34.8	106.0
And	54.0	8.0	97.0	1.6	26.2	318.2

GAX-287	83.9	14.0	0.0	2.4	45.9	0.0
And	211.6	14.2	44.4	6.2	46.6	145.7

High Grade Silver-Gold Mineralization Discovered Southwest of El Gallo

Drilling 400 m (1,300 ft) southwest of the El Gallo resource has encountered high grade mineralization over a narrow width. US Gold’s geologists’ drill tested this area based on a soil geochemical anomaly. To date, only one core hole has been completed. Two more are scheduled over the coming weeks, which will confirm if this mineralization can be extended at depth and along strike. The presence of an additional vein near El Gallo is very encouraging.

Hole #	Silver	Gold	Length	From	Silver	Gold	Length	From
	(gpt)	(gpt)	(meters)	(meters)	(opt)	(opt)	(feet)	(feet)

GAXSW-001	2,400	39.3	0.6	47.6	70.0	1.1	2.0	156.2

Alamo Vein — High Grade Gold Encountered South of Previous Drilling

(Located 7 km North of El Gallo)

Alamo is one of several veins that were discovered late in 2010. Previously released holes from Alamo have returned encouraging gold mineralization such as 27.2 gpt gold over 1.0 m, 13.7 gpt gold over 1.5 m and 9.3 gpt gold over 1.7 m, highlighting the areas upside potential.   New drilling on the Alamo vein has successfully intersected additional high grade mineralization 150 m (500 ft) south of the previous drilling. Geologic mapping and rock chip sampling indicated the potential for extending the mineralization along strike. It is important to note that two high grade intercepts were encountered in this hole, suggesting the presence of parallel veins. This is the first time drilling at Alamo has encountered multiple zones. Results are highlighted below.

Hole #	Gold	Length	From	Gold	Length	From
	(gpt)	(meters)	(meters)	(opt)	(feet)	(feet)

SJX-024	18.2	2.0	12.0	0.53	6.6	39.4
And	20.3	0.8	59.3	0.59	2.6	194.6

ABOUT US GOLD (www.usgold.com)

US Gold’s goal is to qualify for inclusion in the S&P 500 by 2015. US Gold explores for gold and silver in the Americas and is advancing its El Gallo Project in Mexico and its Gold Bar Project in Nevada towards production. US Gold has a strong treasury with approximately $100 million in cash and gold and silver bullion. The Company’s shares are listed on the New York (NYSE) and the Toronto Stock Exchange (TSX) under the symbol UXG, trading 1.6 million shares daily during the past twelve months. US Gold’s shares are included in S&P/TSX and Russell indices and Van Eck’s Junior Gold Miners ETF.

This news release has been viewed and approved by John Read, CPG, US Gold’s consulting geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties.

Samples from the core drilling were split on-site at the Company’s Magistral Mine property.  One quarter of the split drill core was shipped to ALS Chemex for sample preparation and analysis by 4-acid digestion with ICP determination for silver and fire assay for gold. Samples returning greater than 10 ppm gold were re-analyzed using gravimetric fire assay. Standards and blanks were inserted every 20 samples.

All holes were drilled with HQ bits and reduced to NTW where required. Samples were taken based on lithologic and/or mineralized intervals and vary in length. The true width of the mineral zone has not been determined.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:

Ian J. Ball Senior Vice-President Tel: (647) 258-0395 Toll Free: (866) 441-0690 Fax: (647) 258-0408	Mailing Address 99 George Street, 3rd Floor Toronto, ON M5A 2N4 E-mail: info@usgold.com

Table 1. El Gallo District Drill Results: Core Holes Assays

March 30, 2011

Hole #	Silver	Gold	Length	From	Azimuth		Dip		Easting	Northing
	(gpt)	(gpt)	(meters)	(meters)

El Gallo
GAX-275	115.9	—	9.5	111.5	170	°	-80	°	212490	2843061
Including	586.0		1.4	113.4
And	109.4		5.0	144.5

GAX-276	286.7	—	2.0	105.3	350	°	-55	°	212265	2843300
Including	508.0	—	1.1	106.3

GAX-277	132.4	—	9.1	119.9	350	°	-65	°	212479	2843248
Including	240.8		3.6	121.0

GAX-278	423.0	—	3.5	110.5	350	°	-70	°	212492	2843306
Including	1,270.0	—	1.1	112.1

GAX-279	63.7	—	10.6	32.3	350	°	-45	°	212068	2843420
And	54.0	—	8.0	97.0

GAX-283	74.2	—	4.2	17.9	350	°	-80	°	212159	2843383

GAX-286	293.8	—	1.8	27.2	0	°	-90	°	212563	2843268
Including	411.0	—	0.8	27.2

GAX-287	83.9	—	14.0	0.0	170	°	-75	°	211945	2843303
And	211.6		14.2	44.4

GAX-288	—	—	—	—	170	°	-75	°	211902	2843351

GAX-289	40.6	—	8.5	1.0	220	°	-65	°	211978	2843188

El Gallo Southwest GAXSW-001	2,400	39.3	0.6	47.6	5	°	-55	°	211285	2842541

Alamo
SJX-016	—	—	—	—	240	°	-50	°	212493	2851344

SJX-017	—	—	—	—	240	°	-50	°	212473	2851377

SJX-018	—	—	—	—	240	°	-45	°	212452	2851422

SJX-019	—	—	—	—	240	°	-60	°	212524	2851219

SJX-020	—	2.6	1.0	28.6	240	°	-60	°	212522	2851023

SJX-021	—	2.0	3.9	69.9	240	°	-50	°	212519	2850949
Including	—	4.5	0.8	73.0

SJX-022	47.4	3.2	3.2	114.3	240	°	-80	°	212523	2850872
Including	87.1	4.2	1.6	114.3

SJX-023	—	2.3	1.0	102.7	240	°	-50	°	212545	2850859

SJX-024	—	18.2	2.0	12.0	240	°	-50	°	212566	2850698
And	—	20.3	0.8	59.3

US★GOLD

Figure 1
El Gallo District - Location of Veins

March 2011

180000
190000
200000
210000
220000
230000
240000
250000
2880000
2870000
2860000
2850000
2840000
2830000
Alamo
(Discovered Dec 2010)
El Gallo
(Included PEA)
Proposed
Process Plant
Magistral
(Included PEA)
Palmarito
(Included PEA)
N
0
3
6
Miles
0
5
10
Km
Legend
US Gold Concessions
Mineralized Veins
Road
PEA: Preliminary Economic Assessment
Proposed Process Facilities

US★GOLD

Figure 2
El Gallo Mineralization: Plan (Aerial View)

March 2011

211000
212000
213000
2844000
2843000
Legend
Indicated
Measured
Inferred
El Gallo Gold Zone
March 2011 Core Hole
GAX-275 = Drill Hole #
GAX-279
GAX-283
GAX-288
GAX-287
GAX-276
GAX-278
GAX-286
GAX-277
GAX-289
GAX-275
El Gallo Gold Zone
(Discovered Dec 2010)
GAXSW-001
(New High Grade Vein)
N
0
500
Meters
0
1,500
Feet
211000
212000
213000

US★GOLD

Figure 3

El Gallo Cross Section – Section Number: Main Zone 31

March 2011

N
Surface
S
286 gpt Ag / 2.0 m
233 gpt Ag / 12.4 m
132 gpt Ag / 9.1 m
In Progress
GAX-276
GAX-282
GAX-277
In Progress
Mineralization
Open
Legend
Gold Mineralization
Core Hole
Mineral Intercept
March 2011
GAX-276 = Drill Hole ID
165 ft
50 m

US★GOLD

Figure 4
El Gallo Southwest Zone - Core Sample

March 2011

GAXSW-001 - Grade 2,400 gpt Silver, 39.3 gpt Gold
From 47.6 m To 48.2 m

Siliceous hydrothermal breccia with white quartz,
hematite and minor acanthite, sphalerite

Figure 5
Alamo Plan Map (Aerial View)

March 2011

212400E
212600E
212800E
2851400N
2851200N
2851000N
2850800N
SJX-018
SJX-017
SJX-016
9.3 gpt / 1.7 m
13.7 gpt / 1.5 m
27.2 gpt / 1.0 m
SJX-019
Alamo Vein
SJX-020
SJX-021
SJX-022
SJX-023
SJX-024
18.2 gpt / 2.0 m
20.3 gpt / 0.8 m
N
Legend
Previously Released Hole
New Drill Hole
Vein Trace